UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2015

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)

90502
(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Lease Agreement
On July 17, 2015, Farmer Bros. Co., a Delaware corporation (the “Company”), entered into a Lease Agreement (the “Lease Agreement”) with WF-FB NLTX, LLC, a Delaware limited liability company (“Landlord”). The following description of the Lease Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Lease Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. Capitalized terms used in this section without definition are defined in the Lease Agreement.
Pursuant to the Lease Agreement, the Company will lease an approximately 540,000 square foot facility (“Premises”) to be constructed on 28.2 acres of land located in the Town of Northlake, Denton County, Texas. Once constructed the Premises are expected to house the Company’s corporate headquarters, as well as, a coffee lab, manufacturing facility and distribution center. The construction of the Premises is estimated to be completed by December 31, 2016. The Lease Agreement contains an irrevocable purchase option exercisable at any time by the Company on or before ninety days prior to the Scheduled Completion Date with an Option Purchase Price equal to 103% of the Total Project Cost as of the date of the Option Closing if the Option Closing occurs on or before July 17, 2016. The Option Purchase Price will increase by 0.35% per month thereafter up to and including the date which is the earlier of (A) ninety days after the Scheduled Completion Date and (B) December 31, 2016. If the Company does not exercise the purchase option by December 31, 2016, the obligation of Company to pay rent would commence.
The initial term of the lease is for 15 years from the Rent Commencement Date with six options to renew, each with a renewal term of five years. The annual Base Rent for the Premises shall be an amount equal to

(i)	the product of 7.50% and (a) the total estimated budget for the Project, or (b) all Construction Costs outlined in the Final Budget on or prior to the Scheduled Completion Date; or

(ii)
the product of 7.50% and the Total Project Costs, to the extent that all components of the Document Delivery and Completion Requirement are fully satisfied on or prior to the Scheduled Completion Date.

Annual Base Rent will increase by 2% during each year of the lease term.
Development Management Agreement
On July 17, 2015, the Company also entered into a Development Management Agreement (“DMA”) with Stream Realty Partners-DFW, L.P., a Texas limited partnership (“Developer”). The following description of the DMA does not purport to be complete and is subject to, and qualified in its entirety by reference to the DMA, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference. Capitalized terms used in this section without definition are defined in the DMA.
Pursuant to the DMA, the Company retained the services of Developer to manage, coordinate, represent, assist and advise the Company on matters concerning the pre-development, development, design, entitlement, infrastructure, site preparation and construction of the Premises. The term of the DMA is from July 17, 2015 until Final Completion of the Project. Pursuant to the DMA, the Company will pay the Developer:

•	a development fee of 3.25% of all development costs;

•	an oversight fee of 2% of any amounts paid to the Tenant-Contracted parties for any oversight by the Developer of Tenant-Contracted work;

•	an incentive fee, the amount of which will be determined by the parties, if Final Completion occurs prior to the Scheduled Completion Date; and

•	an amount equal to $2.6 million as an additional fee in respect of development services.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by this Item 2.03 is set forth in Item 1.01 — Entry into a Material Definitive Agreement above and incorporated herein by reference.

Forward-Looking Statements
Certain statements contained in this report, including the expected cost of completion of the Company’s corporate facility to be constructed in Northlake, Texas and the facility's anticipated completion date, and the expected cost of development and any related fees, are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management's current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects, ” “expects, ” “plans, ” “believes, ” “intends, ” “will, ” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. The Company intends these forward-looking statements to speak only at the time of this report and does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission ("SEC"). Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of completion of the corporate facility, cost over-runs; the risk that a condition to closing the proposed transaction may not be satisfied; the diversion of management time on transaction-related issues; weather and special or unusual events;, as well as other risks described in this report and other factors described from time to time in the Company's filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Lease Agreement, dated as of July 17, 2015, by and between Farmer Bros. Co. as Tenant, and WF-FB NLTX, LLC as Landlord.
10.2	Development Management Agreement dated as of July 17, 2015, by and between Farmer Bros. Co., as Tenant and Stream Realty Partners-DFW, L.P., as Developer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2015

FARMER BROS. CO.

By:	/s/ Mark J. Nelson
Mark J. Nelson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease Agreement, dated as of July 17, 2015, by and between Farmer Bros. Co. as Tenant, and WF-FB NLTX, LLC as Landlord.
10.2	Development Management Agreement dated as of July 17, 2015, by and between Farmer Bros. Co., as Tenant and Stream Realty Partners-DFW, L.P., as Developer.